EXHIBIT 99.4

REGISTRATION RIGHTS AGREEMENT

This registration rights agreement (this “Agreement”) is made as of ________________ , 2005, among Bullion River Gold Corp., a Nevada corporation (the “Company”), and the purchasers (each a “Purchaser” and collectively, the “Purchasers”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date of this Agreement among the Company and the Purchasers (the “Purchase Agreement”). The Company and the Purchasers agree that:

1. Definitions. Capitalized terms used and not otherwise defined in this Agreement have the same meanings as they have in the Purchase Agreement. As used in this Agreement:

“Effectiveness Period” is defined in Section 2.

“Filing Date” means the 90th calendar day following the date of the Purchase Agreement.

“Holder” or “Holders” means the holder or holders from time to time of Registrable Securities.

“Indemnified Party” is defined in Section 5(b).

“Indemnifying Party” is defined in Section 5(b).

“Losses” includes all losses, claims, damages, liabilities, costs, attorneys’ fees and expenses.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in the Registration Statement, as amended or supplemented by any prospectus supplement, whether pre- or post-effective and all material incorporated by reference or deemed to be incorporated by reference in the prospectus.

“Registrable Securities” means all of the Shares and the Warrant Shares, together with any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event that affects the Shares or the Warrant Shares.

“Registration Statement” means the registration statements required to be filed hereunder, including the Prospectus, amendments and supplements to the registration statement or Prospectus, whether pre- and post-effective amendments, all exhibits to them, and all material incorporated by reference or deemed to be incorporated by reference in the registration statement.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as this Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as this Rule.

2. Registration. By the Filing Date, the Company will prepare and file with the Commission the Registration Statement covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. Subject to the terms of this Agreement, the Company will use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after its filing, but in any event not later than the earlier of (a) the 180th calendar day following the date of the Purchase Agreement and (b) the fifth Trading Day following the date on which the Commission notifies the Company that it will not review the Registration Statement or that the Registration Statement is no longer subject to review and comments; and will use its best efforts to keep the Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by the Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) (the “Effectiveness Period”).

3. Registration Procedures.

(a) Each Holder will furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex A at least five Trading Days before the Filing Date or earlier at the Company’s request; and will furnish, at the Company’s request, a statement certifying the number of shares of Common Stock beneficially owned by the Holder and, if required by the Commission, the name of the Person who has voting and dispositive control over the Shares

(b) The Company will (i) prepare and file with the Commission the amendments to the Registration Statement as may be necessary to keep the Registration Statement continuously effective for the Registrable Securities for the Effectiveness Period; (ii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment; and (iii) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of Registrable Securities covered by the Registration Statement during the applicable period.

(c) The Company will use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.

(d) The Company will use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of the jurisdictions within the United States as any Holder reasonably requests in writing, to keep the Registration or qualification (or exemption) effective during the Effectiveness Period and to do any other acts or things reasonably necessary to enable the disposition in those jurisdictions of the Registrable Securities covered by the Registration Statement; provided, that the Company is not required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any jurisdiction where it is not then so subject, or file a general consent to service of process in any such jurisdiction.

(e) The Company will comply with all applicable rules and regulations of the Commission.

(f) The Company will notify the Holders immediately, with confirmation in writing, if it receives during the Effectiveness Period a notice from any federal or state regulatory authority of any action that could affect the Holders’ ability to sell the Registrable Securities.

4. Registration Expenses. The Company will bear all fees and expenses that it incurs in performing or complying with this Agreement whether or not any Registrable Securities are sold pursuant to the Registration Statement.

5. Indemnification

(a) Indemnification by Holders. Each Holder will, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of the controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses arising out of or based solely upon (i) the Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (ii) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, or arising out of or relating to any omission or alleged omission of a material fact required to be stated or necessary to make the statements not misleading but only if the untrue statement or omission is contained in written information furnished by the Holder to the Company specifically for inclusion in the Registration Statement.

(b) Conduct of Indemnification Proceedings. If any Proceeding is brought or asserted against any Person entitled to indemnity under this Agreement (an “Indemnified Party”), the Indemnified Party will promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party may assume the defense, including the employment of counsel reasonably satisfactory to the Indemnified Party, and will pay all fees and expenses incurred in connection with defense; but an Indemnified Party’s failure to give the notice does not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, unless a court of competent jurisdiction (whose decision is not subject to appeal or further review) decides that the failure has prejudiced the Indemnifying Party. Notwithstanding the foregoing, an Indemnified Party may employ separate counsel in any Proceeding and participate in the defense, and will bear the expense of the counsel unless (i) the Indemnifying Party has agreed in writing to pay the fees and expenses, (ii) the Indemnifying Party has failed promptly to assume the defense of the Proceeding and to employ counsel reasonably satisfactory to the Indemnified Party, or (iii) the named parties to the Proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party reasonably believes that a material conflict of interest is likely to exist if the same counsel were to represent the Indemnified Party and the Indemnifying Party (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party may not assume the defense and must bear the reasonable fees and expenses of the separate counsel). The Indemnifying Party is not liable for any settlement of any Proceeding without its written consent, which consent cannot be unreasonably withheld. No Indemnifying Party will, without the prior written consent of the Indemnified Party, settle any Proceeding that includes an Indemnified Party unless the settlement includes an unconditional release of the Indemnified Party from all liability on the claims that are the subject matter of the Proceeding. The Indemnifying Party will pay all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses incurred in connection with investigating or preparing to defend a Proceeding in a manner consistent with this Section) to the Indemnified Party within ten Trading Days of written notice to the Indemnifying Party.

(c) Contribution. If a claim for indemnification under Section 5(a) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying the Indemnified Party, will contribute to the amount paid or payable by the Indemnified Party as a result of the Losses, in the proportion that is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in the Losses and any other relevant equitable considerations. The relative fault of the Indemnifying Party and Indemnified Party must be determined by referring to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, the Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent the action, statement or omission. The amount paid or payable by a party as a result of any Losses is deemed to include, subject to the limitations set out in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by the party in connection with any Proceeding to the extent that the party would have been indemnified for the fees or expenses if the indemnification provided for in this Section 5 was available to the party. The parties agree that it would not be just and equitable if contribution pursuant to this Section 5(c) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6. Miscellaneous

(a) Remedies. If the Company or a Holder breaches any of its obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, is entitled to specific performance of its rights under this Agreement.

(b) Compliance. Each Holder will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(c) Discontinued Disposition. Each Holder will, when it receives a notice from the Company under Section 3(f), immediately stop selling the Registrable Securities under the Registration Statement until the Holder has received written notice from the Company that the use of the applicable Prospectus may be resumed. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

(d) Amendments and Waivers. This Agreement may not be amended, modified or supplemented, and waivers or consents to departures from its provisions may not be given, unless they are written and signed by the Company and each Holder of the then outstanding Registrable Securities.

(e) Notices. Any notices or other communications or deliveries required or permitted to be provided hereunder must be made in accordance with the provisions of the Purchase Agreement.

(f) Successors and Assigns. This Agreement inures to the benefit of and binds the successors and permitted assigns of each of the parties and inures to the benefit of each Holder.

(g) Execution and Counterparts. This Agreement may be executed in any number of counterparts and delivered to the other parties by any means, each of which when so executed is deemed to be an original and, all of which taken together will constitute one and the same Agreement.

(h) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement will be determined with the provisions of the Purchase Agreement.

(i) Cumulative Remedies. The remedies provided are cumulative and do not exclude any remedies provided by law.

(j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions remain in full force and effect and are in no way affected, impaired or invalidated, and the parties will use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by the term, provision, covenant or restriction. The parties stipulate that they would have executed the remaining terms, provisions, covenants and restrictions without including any that might be declared invalid, illegal, void or unenforceable.

(k) Headings. The headings in this Agreement are for convenience of reference only and do not limit or otherwise affect the meaning.

(l) Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder are several and not joint with the obligations of any other Holder, and no Holder can be responsible in any way for the performance of the obligations of any other Holder. Nothing in the Transaction Documents delivered at any Closing, and no action taken by any Holder pursuant to them, can be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder is entitled to protect and enforce its rights and it is not necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

BULLION RIVER GOLD CORP.

By:	/s/ Peter M. Kuhn

Peter M. Kuhn President

[Signature page of holders follow.]

Registration Rights Agreement

[Holders’ signature pages to BLRV Registration Rights Agreement]

Name of Holder: __________________________
Signature of Authorized Signatory of Holder: __________________________
Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________

[SIGNATURE PAGES CONTINUE]

Registration Rights Agreement

Annex A

Bullion River Gold Corp.

Selling Security-holder Notice and Questionnaire

The undersigned beneficial owner of common stock, par value $0.001 per share (the “Common Stock”), of Bullion River Gold Corp., a Nevada corporation (the “Company”), (the “Registrable Securities”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form ___ (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933 (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of      , 2005 (the “Registration Rights Agreement”), among the Company and the Purchasers. All capitalized terms not otherwise defined herein have the meanings ascribed to them in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling security-holder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling security-holder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Security-holder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under Item 3) in the Registration Statement.

Registration Rights Agreement

The undersigned hereby provides the following information to the Company and represents and warrants that this information is accurate:

QUESTIONNAIRE

1.     Name.

(a)	Full legal name of Selling Security-holder

(b)	Full legal name of registered Holder (if not the same as (a) above) through which Registrable Securities listed in Item 3 below are held:

(c)	Full legal name of natural control person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.     Address for notices to Selling Security-holder:

Telephone:
Fax:
Contact person:

3.     Beneficial Ownership of Registrable Securities:

(a)	Type and number of Registrable Securities beneficially owned:

Registration Rights Agreement

4.     Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐           No ☐

Note:	If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)	Are you an affiliate of a broker-dealer?

Yes ☐           No ☐

(c)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐           No ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.     Beneficial Ownership of Other Securities of the Company Owned by the Selling Security-holder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)	Type and number of other securities beneficially owned by the Selling Security-holder:

6.     Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to notify the Company promptly of any inaccuracies or changes in the foregoing information that may occur subsequent to this date at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained in its answers to Items 1 through 6 and the inclusion of the information in the Registration Statement and the related Prospectus. The undersigned understands that the Company will rely upon this information in connection with its preparation or amendment of the Registration Statement and the related Prospectus.

In witness whereof the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name: Title:

Please fax a copy of this completed and executed Notice and Questionnaire to 775-324-7893; and return the original by overnight mail to Bullion River Gold Corp., 1325 Airmotive Way, Suite 325, Reno, NV 89502.